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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2007

ALYST ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33563	20-5385199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 East 69th Street, #6J New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-290-6104

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 5, 2007, Alyst Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 8,044,400 of its units (“Units”), including 1,044,400 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and one Warrant (“Warrant”), to purchase one share of Common Stock at an exercise price of $5.00 per share. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $64,355,200.

Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Sale”) of 1,820,000 warrants (“Insider Warrants”) at a price of $1.00 per Insider Warrant, generating total proceeds of $1,820,000. The Insider Warrants were purchased by Robert A. Schriesheim, the Company’s Non-Executive Chairman of the Board, Dr. William Weksel, the Company’s Chief Executive Officer, Robert H. Davies, the Company’s Chief Strategist, Michael E. Weksel, the Company’s Chief Operating Officer, Chief Financial Officer, Secretary and Director, Paul Levy, one of the Company’s Directors, and Ira Hollenberg IRA, Silverman Realty Group, Inc. Profit Sharing Plan (LCPSP), Norbert W. Strauss, David Strauss and Jonathan Strauss, each a stockholder of the Company. The Insider Warrants are identical to the Warrants included in the Units sold in the IPO except that they are exercisable on a cashless basis if the Company calls the Warrants for redemption so long as they are held by these purchasers or their affiliates. The purchasers of the Insider Warrants have agreed that the Insider Warrants will not be sold or transferred by them until the Company has completed a business combination.

Audited financial statements as of July 5, 2007 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Sale have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on July 5, 2007, the Company issued a press release announcing the consummation of the IPO and the Private Sale. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.1  Audited Financial Statements

Exhibit 99.2  Press release dated July 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2007	ALYST ACQUISITION CORP.

	By:	/s/ Michael E. Weksel
Michael E. Weksel Chief Operating Officer